SCHEDULE 14A
                     Information Required in Proxy Statement
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (AMENDMENT NO. )

Filed by the Registrant:                             [X]
Filed by a Party other than the Registrant:  [ ]

Check the appropriate box:
[X]      Preliminary Proxy Statement
[ ]      Confidential, For use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12
                            CAPITAL INDUSTRIES, INC.
                (Name Of Registrant As Specified In Its Charter)
                   (Name of Person(s) Filing Proxy Statement)
               Payment of Filing Fee (Check the appropriate box):
[X]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
         14a-6(j)(2) or Item 22(a)(2) of Schedule 14A.
[ ]      $500 per each party to the controversy pursuant to Exchange
         Act Rule 14a-6-(i)(3).
[ ]      Fee computed on table below per Exchange Act Rules 14a-
         6(i)(4) and 0-11.
         (1)      Title of each class of securities to which transaction
                  applies:
         (2)      Aggregate number of securities to which transaction
                  applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 [set forth the amount on which the filing fee is calculated and state how it was determined]: (4) Proposed maximum aggregate value of transactions:
         (5)      Total fee paid:
[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                            CAPITAL INDUSTRIES, INC.
                             8900 Keystone Crossing
                                   Suite 1150
                           Indianapolis, Indiana 46240
                                 (317) 844-3722


                         NOTICE OF THE ANNUAL MEETING OF
                       SHAREHOLDERS To Be Held on March 6, 1996

         The annual meeting of the shareholders of Capital Industries, Inc., an Indiana corporation ("the Company"), will be held at the offices of the Company, 8900 Keystone Crossing, Suite 1150, Indianapolis, Indiana on March 6, 1996, at 10:00 A.M., Indianapolis (Eastern Standard) Time, for the following purposes:

         (1)      To elect a Board of seven Directors.

         (2) To approve the dissolution of the Company and the plan for dissolution and complete liquidation of the Company (the "Plan").

         (3) To elect trustees of a liquidating trust to be established under the Plan.

         (4) To act on such other business as may properly come before the annual meeting or any adjournment thereof.

         The Board of Directors of the Company has fixed the close of business on January 22, 1996, as the record date for the determination of shareholders entitled to receive notice of and to vote at the annual meeting and any adjournment thereof.

         Whether or not you expect to be present at the annual meeting, please complete, date and sign the enclosed form of proxy and return it promptly in the enclosed envelope, which requires no postage if mailed in the United States.

                                              By Order of the Board of Directors


                                              PAUL A. SHIVELY, Secretary

Indianapolis, Indiana
February 7, 1996

                                 PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of Capital Industries, Inc., an Indiana corporation ("the Company"), the principal executive offices of which are located at 8900 Keystone Crossing, Suite 1150, Indianapolis, Indiana 46240, for use at the annual meeting of the Company's shareholders to be held on March 6, 1996, and at any adjournment thereof. A copy of the Company's Annual Report on Form 10-K is being mailed with this Proxy Statement to all shareholders of the Company entitled to vote at the annual meeting.

     The purposes of the annual meeting are: (i) to elect seven Directors, (ii) to approve the dissolution of the Company and the plan for dissolution and complete liquidation of the Company (the "Plan"), (iii) to elect trustees of a liquidating trust to be established under the Plan, and (iv) to transact such other business as may properly come before the meeting.

                            VOTING RIGHTS AND PROXIES

     The Board of Directors has fixed the close of business on January 22, 1996, as the record date for determining which shareholders are entitled to notice of, and to vote at, the annual meeting. Only holders of shares of the Company's Common Stock of record on the books of the Company at the close of business on January 22, 1996, will be entitled to vote at the annual meeting or any adjournment thereof.

     As of January 22, 1996, there were 273,879 shares of the Company's Common Stock outstanding. Each share of the Company's Common Stock entitles the holder thereof to one vote on each matter to be considered at the annual meeting.

     Any shareholder executing a proxy may revoke it at any time before it is exercised either by delivering to the Corporate Secretary of the Company a duly executed written instrument expressly revoking the proxy or a later dated proxy, or by attending the annual meeting and voting in person. Attendance at the meeting will not of itself revoke a proxy. EACH PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AS SPECIFIED THEREIN OR, IN THE ABSENCE OF SPECIFIC INSTRUCTIONS TO THE CONTRARY, WILL BE VOTED IN FAVOR OF THE ELECTION OF THE NOMINEES AND THE PROPOSALS TO BE CONSIDERED.

     Under the Company's By-Laws, the aggregate number of votes entitled to be cast by all record shareholders present in person or by proxy at the annual meeting, whether those shareholders vote "for", "against" or "abstain" from voting will be counted for purposes of determining whether a quorum is present. Abstentions shall be counted as neither FOR nor AGAINST a matter or nominee.

     The Board of Directors of the Company does not know, as of the date of the mailing of this Proxy Statement, of any business to be brought before the annual meeting other than as set forth herein. However, if any matters other than those referred to in this Proxy Statement should properly come before the meeting, it is intended that the persons named as proxies in the enclosed proxy may vote the proxy on those matters in accordance with their best judgment in light of the conditions then prevailing.

     The entire cost of soliciting proxies will be borne by the Company. Proxies will be solicited by mail and may further be solicited for no additional compensation by officers, Directors or employees of the Company by correspondence, telephone, telegraph or in person.

     This Proxy Statement is being mailed to shareholders of record of the Company on or about February 7, 1996.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table shows the number and percentage of shares of the Company's Common Stock owned beneficially on January 22, 1996, by each person who owned beneficially more than 5 % of the issued and outstanding shares of the Company's Common Stock on that date and by all officers and Directors as a group. Except where otherwise indicated, each person listed has sole voting and investment power with respect to the shares listed as beneficially owned by the shareholder.

                                            Amount and
                                            Nature of
Name and Address of                         Beneficial              Percent of
Beneficial Owner                            Ownership                 Class
----------------                            ---------                 -----
Claridge Associates                          35,612    (1)            13.00%
8900 Keystone Crossing
Suite 1150
Indianapolis, Indiana 46240

John B. Gray, Jr.                            83,515                   30.49%
8160 Beech Knoll
Indianapolis, Indiana 46256

Charles E. Lanham                            29,831    (2)            10.89%
8900 Keystone Crossing
Suite 1200
Indianapolis, Indiana 46240

O.U. Mutz                                   49,029     (3)            17.90%
8900 Keystone Crossing
Suite 1150
Indianapolis, Indiana 46240


                                            Amount and
                                            Nature of
Name and Address of                         Beneficial              Percent of
Beneficial Owner                            Ownership                 Class
----------------                            ---------                 -----

J. Fred Risk                                  18,018    (4)            6.58%
8900 Keystone Crossing
Suite 1150
Indianapolis, Indiana 46240

John T. Risk                                  14,624    (5)            5.34%
8900 Keystone Crossing
Suite 1150
Indianapolis, Indiana 46240

Sovereign Group, Inc.                         17,410    (6)            6.35%
8900 Keystone Crossing
Suite 1150
Indianapolis, Indiana 46240

All Directors and officers as                 204,718   (7)           74.75%
a group (9 persons)



     (1) Claridge Associates ("Claridge") is a partnership in which O.U. Mutz is a general partner.
     (2) This figure includes 34 shares owned by Athena Development Corporation ("Athena"), a corporation in which Mr. Lanham owns all of the outstanding shares. The shares shown in the table do not include 417 shares owned by B. V. Henderson Trust, of which Mr. Lanham is the trustee.
     (3) This figure includes (i) 752 shares that Mr. Mutz's wife owns, in respect of which Mr. Mutz disclaims beneficial ownership, (ii) 692 shares owned by Caleb Associates, a partnership in which Mr. Mutz is a general partner, and
(iii)35,612 shares owned by Claridge. This figure does not include 17,410 shares owned by Sovereign Group, Inc.("Sovereign"), in which Mr. Mutz has a 28.4%interest.
     (4) This figure includes 2,002 shares that Mr. Risk's wife owns, in respect of which Mr. Risk disclaims beneficial ownership. The shares shown in the table do not include 17,410 shares owned by Sovereign, in which Mr. Risk has a 29.6% interest.
     (5) This figure includes (i) 1,250 shares that Mr. Risk's wife owns, in respect of which Mr. Risk disclaims beneficial ownership and (ii) 2,115 shares owned by Canterbury Corporation in which Mr. Risk has a 45 % interest. John T. Risk is the son of J. Fred Risk.
     (6) See notes (3) and (4) above for information concerning the ownership of Sovereign.
     (7) This figure includes 17,410 shares owned by Sovereign.

                       PROPOSAL I -- ELECTION OF DIRECTORS

Nominees for Election as Directors

         The following table and the narrative which follow it lists the nominees for election as Directors of the Company, their ages and principal occupations at present and for the last five years, and the number and percent of shares of the Company's Common Stock each nominee owned directly or indirectly as of January 22, 1996:

                           Served               Shares
                           as a                 Beneficially
                           Director             Owned as of          Percent
Name                        Since      Age      January 22, 1996    of Class
----                        -----      ---      ----------------    --------
John B. Gray, Jr.          1986        61       83,515               30.49%

Charles E. Lanham          1983        63       29,831 (1)           10.89%

O.U. Mutz                  1975        67       49,029 (2)           17.90%

John D. Peterson           1983        61       3,000  (3)            1.10%

Robert H. Reynolds         1986        58       1,165  (4)            0.43%

J. Fred Risk               1976        67       18,018 (5)            6.58%

Paul A. Shively            1992        52       2,579                 0.94%


(1) This figure includes 34 shares owned by Athena, a corporation in which Mr. Lanham owns all of the outstanding shares. The shares shown in the table do not include 417 shares owned by B.V. Henderson Trust, of which Mr. Lanham is the trustee.
(2) This figure includes (i) 752 shares that Mr. Mutz's wife owns, in respect of which Mr. Mutz disclaims beneficial ownership, (ii) 692 shares owned by Caleb Associates, a partnership in which Mr. Mutz is a general partner, and (iii) 35,612 shares owned by Claridge. This figure does not include 17,410 shares owned by Sovereign, in which Mr. Mutz has a 28.4% interest.
(3) This figure includes 2,000 shares owned beneficially by City Securities Corporation, a corporation of which Mr. Peterson is the Chairman of the Board.
(4) Mr. Reynolds is a partner of Barnes & Thornburg, a law firm that provides legal services to the Company and its subsidiaries. (5) This figure includes 2,002 shares that Mr. Risk's wife owns, in respect of which Mr. Risk disclaims beneficial ownership. This figure does not include 17,410 shares owned by Sovereign, in which Mr. Risk has a 29.6% interest.

The business experience of each director nominee

         Mr. Gray served as the President of the Company from 1986 to 1991.

         Mr. Lanham is the Chairman of Klipsch, Lanham & Associates, Inc. since 1989; Chairman of Overhead Door Company of Indianapolis, Inc., since prior to 1988; and a Director of Consolidated Products, Inc. a corporation engaged in the family restaurant business.

         Mr Mutz has served as the Chairman of the Board and Chief Executive Officer of the Company since 1984. He served as the President and a Director of Forum Group, Inc. (Forum) from prior to 1983 to 1991. Forum filed a voluntary petition for protection under Chapter 11 of the Federal bankruptcy laws on February 19, 1991.

         Mr. Peterson has served as the Chairman of the Board of City Securities Corporation since prior to 1988. He also serves as a Director of Lilly Industries, Inc., and of Duke Realty Investments, Inc., a real estate investment trust.

         Mr. Reynolds has served as a partner of the law firm of Barnes & Thornburg, since prior to 1988.

         Mr. Risk has served as the Vice Chairman of the Board of the Company since 1984; Chairman of the Board of Sovereign. He is also a director of Consolidated Products, Inc., and was the Chairman of the Board of Forum from prior to 1983 to 1991. Forum filed a voluntary petition for protection under Chapter 11 of the Federal bankruptcy laws on February 19, 1991.

         Mr. Shively has served as the Secretary of the Company since prior to 1988 and was a Director of Capital from 1975-1983. He was a Senior Vice President and Treasurer of Forum from 1984 to 1995. Forum filed a voluntary petition for protection under Chapter 11 of the Federal bankruptcy laws on February 19, 1991.

         Seven Directors will be elected at the annual meeting. Unless authorization is withheld, the enclosed proxy will be voted in favor of electing as Directors the nominees listed above, each of whom is now a Director whose present term of office will expire upon completion of the election at the meeting. If any nominee is unable to serve, the proxy will be voted for a substitute nominee selected by the Board of Directors. It is not expected that the Company will hold any more annual meetings after March 6, 1996 if the proposed dissolution described herein is approved by the shareholders. As such, the Directors to be elected hereby will be expected to complete the dissolution and liquidation of the Company as described in the Plan.

Meetings and Committees

         The Board of Directors of the Company held four meetings during the fiscal year ended March 31, 1995. During that fiscal year, each incumbent director attended 75% or more of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he served.

         The Board of Directors has standing Audit, Nominating, Executive and Stock Option and Compensation Committees, the memberships of which are as follows:

Audit                                             Nominating
Committee                                         Committee

Paul A. Shively, Chairman                         J. Fred Risk, Chairman
John B. Gray, Jr.                                 John B. Gray, Jr.
Charles E. Lanham                                 O.U. Mutz
John D. Peterson

Executive                                         Stock Option and
Committee                                         Compensation Committee

O. U. Mutz, Chairman                              Robert H. Reynolds, Chairman
John D. Peterson                                  Charles E. Lanham
Robert H. Reynolds                                J. Fred Risk
J. Fred Risk                                      Paul A. Shively


         The Audit Committee, determines the scope of the audit function to be provided and reviews the audited financial statements.

         The Nominating Committee, which held one meeting during the last fiscal year, reviews the performance of Directors and others and makes recommendations concerning individuals to be nominated as Directors and to be elected as officers of the Company. The Nominating Committee will consider nominees recommended by shareholders, but, in order to have a nominee considered for election at the next annual meeting of shareholders, if any, a shareholder must submit his nomination, accompanied by a resume of the proposed nominee's qualifications, to the Company (8900 Keystone Crossing, Suite 1150, Indianapolis, Indiana 46240, Attn: Corporate Secretary) so that it is received no later than May 15, 1996.

         The Executive Committee, which held one meeting during the last fiscal year, exercises substantially all of the powers of the Board of Directors during the intervals between the meetings of the Board.


         The Stock Option and Compensation Committee, which held one meeting during the last fiscal year, determines annual salaries and bonuses of senior management personnel.

Compensation of Executive Officers and Directors

         The following table shows the compensation paid during the last three fiscal years to O.U. Mutz, the Chairman and Chief Executive Officer of the Company and H. William Mutz, Vice President.

                           SUMMARY COMPENSATION TABLE

                                                                401(k) Matching
                              Year       Salary     Bonus        Contribution

O.U. Mutz                     1995      $ 75,000        --          $1,928
  Chairman                    1994        75,000        --           2,044
  Chief Executive Officer     1993        32,250   $85,000           1,622

H. William Mutz               1995      $127,741   $18,000          $2,921
  Vice President              1994       123,461        --           2,052
                              1993       117,415        --           2,288


         During fiscal 1996, in addition to their base salaries, O.U. Mutz has received $100,000 representing severance compensation and a bonus for his efforts in completing the asset sale involving Truckpro Parts & Service, Inc, and H. William Mutz received a $25,000 bonus for his efforts in completing the asset sale and a bonus of $15,000 for his performance in running Truckpro Parts & Service, Inc. until the completion of the asset sale.

Compensation of Directors

         For the year ended March 31, 1995, each non-employee Director was compensated at the rate of $5,000 per year plus $500 per board meeting attended and $250 per committee meeting not held in conjunction with a board meeting.

Interest of Management and Others in Certain Transactions

Truckpro Parts & Service, Inc., a subsidiary of the Company, leases an 11,000 square foot retail and service facility and certain equipment from Breckenridge Corporation at a combined annual rent of $54,600. Breckenridge Corporation is a 100% subsidiary of Keystone Group.

The Company and its subsidiaries are represented by Barnes & Thornburg, a law firm in which Robert H. Reynolds, a Director of the Company, is a partner. Legal fees paid to Barnes & Thornburg during the fiscal year ended March 31, 1995 were $5,032.00.

         See "--- Compensation of Directors" above.

Performance Graph

         Because the Company's stock is not actively traded it is unable to obtain any information regarding the pricing of its securities and is therefore unable to provide a performance graph.

New Transfer Agent

         The Company has recently changed its stock transfer agent to American Stock Transfer & Trust Co., 40 Wall Street, New York, NY 10005. Shareholders may also reach the transfer agent by calling (800) 937-5449.

            PROPOSAL II -- DISSOLUTION AND LIQUIDATION OF THE COMPANY

         On December 16, 1995, the Board of Directors approved the dissolution of the Company pursuant to the Plan and recommended ratification of the Plan by the shareholders. The primary reason the Board of Directors wishes to dissolve the Company is that the Company no longer has any operating businesses following the sale of its last business, Truckpro Parts & Service ("Truckpro"), which was completed effective September 30, 1995. The Plan, which is attached hereto as Exhibit A provides that the officers shall wind up the business of the Company, liquidate its assets, satisfy its liabilities and form a liquidating trust ("Liquidating Trust") to succeed to the assets and liabilities of the Company which cannot be liquidated in an expeditious manner.

         The Liquidating Trust will be organized pursuant to the terms of a liquidating trust agreement in the form attached hereto as Exhibit B (the "Liquidating Trust Agreement") and will be funded with assets sufficient to liquidate the known liabilities of the Company which the trust will assume. The Liquidating Trust will also be funded with a reasonable reserve for unliquidated claims which may hereafter be asserted against the Company. Any funds of the Company which are not placed into the Liquidating Trust will be distributed to the shareholders pursuant to the Plan. Another purpose of the Liquidating Trust will be to succeed to the rights of the Company of certain escrow or reserve funds (the "Escrow") from the sale of the assets of Truckpro to Haygood Limited Partnership (the "Asset Sale"). The terms of the Asset Sale provide that the funds in the Escrow may be released over time. However, the Escrow will continue until at least September 1998 if no claims exist against the Escrow at that time. Accordingly, the term of the Liquidating Trust will continue at least as long as the Escrow.

     Each of the shareholders of the Company will receive a beneficial interest in the assets of the Liquidating Trust represented by the shareholders' number of shares of the Company Common Stock relative to the total number of shares of the Company, and the shareholders will be the "Beneficiaries" of the Liquidating Trust. SUCH BENEFICIAL INTERESTS IN THE LIQUIDATING TRUST SHALL NOT BE TRANSFERABLE BY THE BENEFICIARIES, EXCEPT BY DEATH, AND OPERATION OF LAW. The Liquidating Trust, by its terms, is required to distribute as much as possible to the Beneficiaries and retain only what is needed and cannot be distributed to the Beneficiaries (such as the Escrow). It is anticipated that the public reporting by the Company as required by the Securities and Exchange Act of 1934 will be discontinued upon the capitalization of the Liquidating Trust, and that the Liquidating Trust will have no ongoing filing requirements with the Securities and Exchange Commission. However, the trustees of the Liquidating Trust will have annual tax and informational reporting obligations to the Beneficiaries pursuant to the provisions of the Liquidating Trust Agreement.

         It is not known when the Company will make distributions to the shareholders and fund the Liquidating Trust, but the liquidation will be completed as quickly as is reasonably advisable under the circumstances existing at the time.

         The Liquidating Trust Agreement may be amended or terminated by the Beneficiaries upon a favorable vote of two-thirds of the Beneficiaries, provided however, that a termination of the Liquidating Trust by the Beneficiaries does not result in a breach of any obligation of the Liquidating Trust.

         Because the Liquidating Trust is intended to protect the shareholders by providing a fund to satisfy any existing liabilities of the Company, it is possible that the Beneficiaries of the Liquidating Trust may receive less than their proportionate interests as distributions of the Liquidating Trust if the assets of the Liquidating Trust are necessary to satisfy the obligations of the Company for unliquidated claims and liabilities. Additionally, because the primary asset of the Liquidating Trust will be the Company's interest in the Escrow from the Asset Sale of Truckpro, the entire amount of such Escrow may be required to satisfy claims against the Company for breaches of its representations and warranties under the Asset Sale.

         The Plan is intended to qualify as a complete liquidation of the Company pursuant to Sections 331 and/or 346(a) of the Internal Revenue Code of 1986, as amended, such that the distributions received by shareholders and the beneficial interests in the Liquidating Trust to be received by the shareholders should be treated as distributions in complete liquidation of a corporation. Shareholders should consult with their tax advisors with respect to the income tax treatment to the shareholders of the distributions to be received from the Company. The Company will provide information to the shareholders at the time that distributions will be made and the Liquidating Trust is funded to enable the shareholders to report the proceeds of the liquidation of the Company.

     The Plan may be revoked by the Board, if the Board would deem such revocation advisable or necessary under the circumstances. The Company believes that it is unlikely that it would be necessary for the Board to revoke the Plan after the Plan has been approved by the shareholders.

         The foregoing is merely a summary of certain terms of the Plan and the Liquidating Trust Agreement. Shareholders are encouraged to review the full text of both of these documents which are attached hereto as Exhibits A and B, respectively.

         Indiana law does not provide an appraisal remedy or any other remedy to shareholders who vote against approval of the Plan, or abstain from voting. The Plan will be approved by the shareholders if a majority of all of the votes eligible to be cast are voted in favor of approving the Plan.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE DISSOLUTION OF THE COMPANY AND THE PLAN FOR DISSOLUTION AND COMPLETE LIQUIDATION.

                      PROPOSAL III -- ELECTION OF TRUSTEES

         The Liquidating Trust, by its terms, provides for the appointment of three trustees by the shareholders (the "Trustees"). The Board of Directors nominated O.U. Mutz, John B. Gray, Jr. and Paul A. Shively as the Trustees. Each of the Trustee nominees is presently a Director of the Company and their qualifications are set forth herein under "Election of Directors." Trustees may be removed by the Beneficiaries upon an affirmative vote of two-thirds thereof (as represented by the proportionate beneficial interest of the Beneficiaries). Replacement Trustees shall be selected by the remaining Trustees.

         The Trustees will be compensated for their responsibilities by receiving $100 per hour for their services provided to the Liquidating Trust. The Company believes that this is commensurate with the level of service which the Trustees shall provide.

         The Trustees will be indemnified by the Liquidating Trust for any liabilities, expenses, legal fees, judgements, fines and penalties resulting from the Trustees actions in the capacity as a Trustee hereunder, provided that such Trustee has not acted in bad faith, willfully, or recklessly.

THE BOARD OF DIRECTORS RECOMMENDS THE FOREGOING TRUSTEE NOMINEES FOR ELECTION BY THE SHAREHOLDERS.


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         Coopers & Lybrand served as the independent accountants to audit the financial statements of the Company for the fiscal year ended March 31, 1995. Representatives of Coopers & Lybrand are expected to be present at the annual meeting with the opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions.


                              SHAREHOLDER PROPOSALS

         Any proposal which a shareholder desires to present at the annual meeting of shareholders to be held in 1996, if any, will be included in the Company's proxy statement and form of proxy relating to that meeting only if the proposal is received by the Company at its executive offices, located at 8900 Keystone Crossing, Suite 1150, Indianapolis, Indiana 46240, no later than May 15, 1996. Any proposal should be sent to the attention of the Corporate Secretary of the Company.

                   FILINGS UNDER SECTION 16(a) OF THE 1934 ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's officers and directors and persons who own more than 10% of the Company's Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

         Based solely on its review of the copies of such forms received by it, and/or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during the fiscal year ended March 31, 1995, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners with respect to Section 16(a) of the 1934 Act were complied with.

                                                                       EXHIBIT A

                          PLAN OF COMPLETE LIQUIDATION
                          AND VOLUNTARY DISSOLUTION OF
                            CAPITAL INDUSTRIES, INC.

1. General: This Plan shall apply to the complete liquidation and voluntary dissolution of CAPITAL INDUSTRIES, INC. (the "Corporation"), under and pursuant to IND. CODE ss. 23-1-45.

2. Effective Date: This Plan shall become effective following its adoption by the shareholders of the Corporation. 3. The Plan Following the Effective Date:

          a. The Corporation shall cease to engage in the business for which it was formed.
          b. The officers of the Corporation shall file a copy of Form 966 of the Internal Revenue Service with the Internal Revenue Service, the Indiana Department of Revenue and the Indiana Department of Employment and Training Services within 30 days after the date this Plan is adopted, and a copy of same to be filed with the Indiana Attorney General within 10 days after the date this Plan is adopted.

          c. The officers of the Corporation shall execute and deliver Articles of Dissolution to the Indiana Secretary of State for filing.

          d. The officers shall notify known creditors in writing of the dissolution, if any, in accordance with IND. CODE ss. 23-1-45.

          e. The officers shall cause notice of the dissolution to be published in a newspaper of general circulation in Marion County, Indianapolis, Indiana. Such notice shall request persons with claims against the Corporation to present them in accordance with the notice, and shall describe the information that must be included in a claim, provide a mailing address to which the claim may be sent, and state that a claim will be barred unless a proceeding is brought within two years of publication of the notice.

          f. The Corporation shall not carry on any business except that appropriate to wind up and liquidate its business and affairs.

          g. The officers shall collect all assets of the Corporation and reduce them to possession, conveying and transferring them as necessary to convert them into forms suitable for distribution to the shareholders, including the real property, if any, owned by the Corporation in Jacksonville, Florida.

          h. The officers shall pay and discharge the debts and liabilities of the Corporation, if any, or make adequate provision therefor.

          i. The officers of the Corporation shall distribute all of the assets of the Corporation (less those assets, if any, which the officers determine are required to be retained to satisfy claims against the Corporation and which are set apart for such purpose) to the shareholders upon surrender of the shareholders' certificates evidencing the outstanding shares of the Corporation and in complete cancellation thereof. For this purpose the officers of the Corporation shall establish a liquidating trust to be named the Capital Industries Liquidating Trust (the "Liquidating Trust") in substantially the form attached hereto as Annex 1.

          j. The Liquidating Trust will be funded by the Corporation with an amount of funds or liquid assets sufficient to satisfy any remaining liabilities of the Corporation, plus an additional amount which is intended to fund prospective and contingent liabilities of the Corporation which the trust shall assume concurrently with the final cash distribution to the shareholders of the Corporation, the Corporation's interest in the HCT
               Security Trust, and any other assets, whether tangible or intangible, which have not been converted to cash at the time of the final liquidation of the Corporation.

          k. The officers of the Corporation shall take such other necessary actions and execute, file and deliver all other returns, reports and instruments necessary or advisable to carry out this Plan and to liquidate the Corporation.

4. Revocation of Plan: This Plan shall be subject to revocation pursuant to IND. CODE ss. 23-1-45-4, under which the Board of Directors may revoke the Plan without shareholder action.

                                                                       EXHIBIT B

                            CAPITAL INDUSTRIES, INC.
                           LIQUIDATING TRUST AGREEMENT

         AGREEMENT AND DECLARATION OF TRUST dated _______ by and between Capital Industries, Inc., an Indiana corporation (the "Corporation"), and
---------------,
______________________,  and __________________ (together, the "Trustees").

         WHEREAS, on December 16, 1995, the Board of Directors of the Corporation voted to submit to the shareholders of the Corporation a Plan of Complete Liquidation and Dissolution of the Corporation in accordance with
Section 336 of the Internal Revenue Code of 1986 (the "Plan");

         WHEREAS, the Plan was adopted by the shareholders of the Corporation at a special meeting thereof held on __________, 1996. Pursuant to the Plan, the Board of Directors of the Corporation has determined that it is appropriate to create this liquidating trust; and

         WHEREAS, the Plan and approval thereof provided that the aforementioned Trustees shall be the initial Trustees of the Trust established hereunder.

         NOW THEREFORE, in consideration of the premises, the Corporation hereby grants, releases, assigns, transfers, conveys and delivers unto the Trustees for the benefit of the shareholders of the Corporation as of the Record Date (as hereinafter defined) and their permitted successors and assigns as herein provided (the "Beneficiaries"), all of the Corporation's right, title and interest in and to the assets listed on Schedule I hereto (the "Trust Assets"), in trust for the uses and purposes stated herein, subject to the terms and provisions set out below, and the Trustees hereby accept the Trust Assets and such Trust, subject to the terms and provisions hereof.

                                    ARTICLE I

                              NAME AND DEFINITIONS

1.1 Name. This trust shall be known as the Capital Industries, Inc. Liquidating Trust.

1.2 Certain Terms Defined. For all purposes of this instrument, unless the context otherwise requires:

          (a) "Beneficial Interest" shall mean the proportionate share of each Beneficiary in the Trust Estate determined by the ratio of the number of issued and outstanding Shares held by each Beneficiary on the close of business on the Record Date to the number of each issued and outstanding Shares held on such date by all Shareholders.

          (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "Effective Date" shall mean the date of this Agreement, being the date on which the distribution of the Trust Assets from the Corporation to the Trustees occurs.

          (d)  "Record Date" shall mean ______.

          (e) "Reserve Fund" shall mean the amount of Cash and time deposits of the Corporation to be distributed herewith to the Trust in order to fund the Corporation's expected and continuing liabilities pursuant to the Plan, which amount is $________ [TO BE COMPLETED].

          (f)  "Shareholders"   shall   mean  the   holders  of  record  of  the
               outstanding Shares at the close of business on the Record Date.

          (g) "Shares" shall mean the shares of Common Stock, no par value, of the Corporation.

          (h)  "Trust" shall mean the Trust created by this Agreement.

          (i) "Trust Estate" shall mean all the property held from time to time by the Trustees under this Agreement, including, without limitation, the Trust assets and, in addition, shall thereafter include all dividends, rents, royalties, income, proceeds and other receipts of or from the Trust Estate.

          (j)  "Trustees" shall mean the initial Trustees and their successors.

          (k) "Unlocated Beneficiaries" shall mean the Shareholders which the Corporation has been unable to locate or provide a liquidation distribution, the names and last known addresses of such persons are attached hereto on Schedule 1.2(k), and any Shareholders which may hereafter become Unlocated Beneficiaries.

          (l) "Unlocated Beneficiaries Distributions" are the distributions which the Corporation and/or the Trustees have been unable to provide to the Unlocated Beneficiaries which amount is initially $________, and which sum is distributed to the Trust hereby.

                                   ARTICLE II

                               NATURE OF TRANSFER

     2.1 Purpose of Trust. The sole purpose of this Trust is to liquidate the Trust Estate in a manner calculated to conserve and protect the Trust Estate, and to collect and distribute the income and proceeds therefrom to the Beneficiaries in as prompt and orderly a fashion as possible after the payment of, or provision for, expenses and liabilities.

     2.2 Instruments of Further Assurance. After the liquidation and termination of the Corporation, such persons as have the rights and power to so act, will, upon reasonable request of the Trustees, execute, acknowledge, and deliver such further instruments and do such further acts as may be necessary or proper to effectively carry out the purposes of this Agreement, to transfer to the Trustees any property intended to be covered hereby, and to vest in the Trustees, their successors and assigns, the estate, powers, instruments or funds in trust hereunder.

     2.3 Payment of Corporation Liabilities. The Trustees hereby assumes the claims, liabilities and obligations (including unascertained or contingent liabilities and expenses) of the Corporation and expenses for which payment or discharge has been provided pursuant to the Reserve Fund. Should any other liability be asserted against the Trustees as the transferees of the Trust Estate or as a result of the assumption made in this paragraph, the Trustee may use such part of the Trust Estate as may be necessary in contesting any such liability or in payment thereof, but in no event shall the Trustees, Beneficiaries or employees or agents of the Trust be personally liable, nor shall resort be had to the private property of such persons, in the event the Trust Estate is not sufficient to satisfy the liabilities of the Trust.

     2.4 Incidents of Ownership. The Shareholders shall be the Beneficiaries of the Trust created by this Agreement and the Trustees shall retain only such incidents of ownership as are necessary to undertake the actions and transactions authorized herein.

     2.5 Unlocated Beneficiaries. The Trustees hereby accept the Unlocated Beneficiaries Distributions and agree to hold such amounts in trust for such persons, to continue the Corporation's obligations, if any, under Indiana law to continue to locate and distribute to such persons, and to dispose of the Unlocated Shareholder Distributions upon termination of the Trust in compliance with applicable law.

     2.6 HCT Security Trust. The Trustees hereby accept the rights and obligations of the Corporation as a trustee under that certain HCT Security Trust Agreement among the Corporation, Truckpro Parts & Service, Inc. (a subsidiary of the Corporation) and Haygood Limited Partnership, an Arkansas limited partnership.

                                   ARTICLE III

                                  BENEFICIARIES

     3.1 Beneficial Interests. (a) The Beneficial Interest of each Shareholder as a Beneficiary hereof shall be determined by the Trustees in accordance with a certified copy of the Corporation's shareholder list as of the Record Date which list is being delivered by the Corporation to the Trustees herewith. For ease of administration, the Trustees may, if they so elect, express the Beneficial Interest of each Shareholder in terms of units.

     (b) When the Trustees have determined the Beneficial Interests of the Shareholders, they shall notify each Shareholder of the amount of his Beneficial Interest and, in the Trustee's discretion, shall advise him (if he has not previously done so) to surrender his certificates for Shares in exchange for the rights of a Beneficiary herein.

     (c) All liquidating distributions and other payments due any Shareholder who has failed to surrender his certificates representing Shares shall be retained by the Trustees for his benefit until his certificates for such Shares are surrendered or until he furnishes the Trustees with
          (i) evidence satisfactory to them of the loss, theft or destruction of certificates for such Shares and (ii) a surety bond satisfactory to them, in such amount as they shall specify, or such security or indemnity as may be required by them, in which event the Trustees shall release all liquidating distributions due such Shareholder as a Beneficiary to him.

     (d) Any Beneficiary whose certificates for Shares are cancelled subsequent to the Record Date shall be entitled to the benefits of this Agreement equally and ratably with all Beneficiaries. If required by the Trustees, any such Beneficiary may also be required, as a condition precedent to the release of any liquidating distributions due him, to pay all reasonable costs, expenses and attorneys' fees incurred in connection with proof of his ownership and cancellation of his certificates for shares.

     3.2 Rights of Beneficiaries. Each Beneficiary shall be entitled to participation in the rights and benefits due to a Beneficiary hereunder according to his Beneficial Interest. Each Beneficiary shall take and hold the same subject to all the terms and provisions of this Agreement. The interest of the Beneficiary hereby is declared and shall be in all respects personal property and upon the death of an individual Beneficiary his interest shall be in all respects personal property and upon the death of an individual
Beneficiary his interest shall pass as personal property to his legal representative and such death shall in no way terminate or affect the validity of this Agreement. A Beneficiary shall have no title to, right to, possession of, management of, or control of, the Trust Estate except as herein expressly provided. No widower, widow, heir, or devisee of any person who may be a Beneficiary shall have any right of dower, homestead, or inheritance, or of partition, or of any other right, statutory or otherwise, in any property whatever forming a part of the Trust Estate, but the whole title to all the Trust Estate shall be vested in the Trustees and the sole interest of the Beneficiaries shall be the rights and benefits given to such persons under this Agreement.

     3.3 No Transfer of Interests of Beneficiaries. The Beneficial Interests of the Beneficiaries of the Trust shall not be transferable, except by will, intestate succession or by operation of law.

     The Beneficial Interests of the Beneficiaries hereunder shall not be subject to attachment, execution, sequestration or any order of any court, nor shall such interests be liable for the contracts, debts, obligations, engagements or liabilities of any Beneficiary, but the interest of a Beneficiary shall be paid by the Trustees to the Beneficiary free and clear of all assignments, attachments, anticipations, levies, executions, decrees and sequestrations except as may exist pursuant to a distribution of "remaining assets" under Section 4.1 hereof, and shall become the property of the Beneficiary only when actually received by such Beneficiary.

     3.4 Trustees as Beneficiaries. Each Trustee, either individually or in a representative or fiduciary capacity, may be a Beneficiary to the same extent as if he were not a Trustee hereunder and have all the rights of a Beneficiary, including, without limitation, the right to vote and to receive distributions, to the same extent as if he were not a Trustee hereunder.

                                   ARTICLE IV

                        DURATION AND TERMINATION OF TRUST

     4.1 Duration. The existence of this Trust shall continue until the first to occur of (a) the complete distributions of the Trust Estate or (b) the expiration of 36 months from the Effective Date, unless an earlier termination is required by the applicable laws of the State of Indiana or by the action of the Beneficiaries as provided in Section 4.2. Any remaining assets will be distributed to the Beneficiaries, subject to any remaining claims, liabilities, debts and obligations. If any portion of the Trust Estate is not duly claimed, such assets will be disposed of in accordance with applicable Indiana law. Notwithstanding the foregoing, if necessary to provide for the settlement, prosecution or defense of any litigation or claim, the Trust may continue for a period of more than 36 months solely for the purpose of resolving such litigation or claim provided that such resolution will be completed as expeditiously as is reasonably possible.

     4.2 Termination by Beneficiaries. The Trust may be terminated at any time by the action of Beneficiaries having an aggregate Beneficial Interest of at least two thirds of the total Beneficial Interests as evidenced in the manner provided in Article XII; provided, however, that such termination would not result in a breach of any obligation of the Trust.


     4.3 Continuance of Trust for Winding Up. After the termination of this Trust and solely for the purpose of liquidating and winding up the affairs of this Trust, the Trustees shall continue to act as such until their duties have been duly performed. Upon distribution of all the Trust Estate, the Trustees shall retain the books, records, shareholder lists, certificates for Shares and files which shall have been delivered to or created by the Trustees. At the Trustee's discretion, all of such records and documents may be destroyed at any time after seven years from the distribution of all the Trust Estate. Except as otherwise specifically provided herein, upon the distribution of all the Trust Estate, the Trustees shall have no further duties or obligations hereunder except to account as provided in Section 5.5.

                                    ARTICLE V

                         ADMINISTRATION OF TRUST ESTATE

     5.1 Sale of Trust Estate. The Trustees at such times as they may deem appropriate, may transfer, assign, or otherwise dispose of all or any part of the Trust Estate as they deem appropriate at public auction or at private sale for cash, securities or upon credit (either secured or unsecured as the Trustees shall determine).

     5.2 Payment of Claims, Expenses and Liabilities. The Trustees shall collect the assets of and hold the Trust Estate without provision for, or the obligation to make payment of, any interest thereon to any Beneficiary. The Trustees shall pay from the Trust Estate all claims, expenses, liabilities, charges and obligations of the Trust Estate and all liabilities and obligations which the Trustees specifically assume and agree to pay pursuant to this Agreement and such transferee liabilities which the Trustees may be obligated to pay as transferees of the Trust Estate, including, without limitation, interest, penalties, taxes, assessments, and public charges of every kind and nature and the costs, charges and expenses connected with the execution of administration of this Trust and such other payments and disbursements as are provided in this Agreement or which may be determined to be a proper charge against the Trust Estate by the Trustees. Notwithstanding a termination of the Trust for any reason, the Trustees may, in their discretion, make provisions by reserve or otherwise, out of the Trust Estate, for such amount as the Trustees in good faith may determine to be necessary to meet present or future claims and liabilities of the Trust, whether fixed or contingent.

     5.3 Interim Distributions. At least annually, and on such other times as may be determined by them, the Trustees shall distribute, or cause to be distributed, to the Beneficiaries of record on the close of business on such record date as the Trustees may determine, in proportion to their respective Beneficial Interests, as much cash or non-cash assets comprising a portion of the Trust Estate as the Trustees may in their sole discretion determine may be distributed without detriment to the conservation and protection of the Trust Estate. As soon as reasonably practicable, upon sale of all or any significant portion of the Trust Estate, the Trustees shall distribute, or cause to be distributed, to the Beneficiaries such portion of the proceeds of such sale as the Trustees in their sole discretion may determine is not required to satisfy the claims, expenses, liabilities and similar charge against the Trust Estate.

     5.4 Final Distribution. If the Trustees determine that all claims, expenses, charges, liabilities and obligations of the Trust have been paid or discharged, or if the existence of the Trust shall terminate pursuant to Sections 4.1 or 4.2, the Trustees shall, as expeditiously as is consistent with the conservation and protection of the Trust Estate, distribute the Trust Estate to the Beneficiaries, in proportion to their interests therein. The Trustees shall hold in the Trust and thereafter make disposition of all liquidating distributions and other payments due any Unlocated Beneficiaries or who have not surrendered their certificates for Shares for cancellation pursuant to Section 3.1, in accordance with Indiana law and subject to applicable state laws regarding escheat and abandoned property.

     5.5 Reports to Beneficiaries. As soon as practicable after the end of each calendar year and after termination of the Trust, the Trustees shall submit a written report and account to the Beneficiaries showing (i) the assets and liabilities of the Trust at the end of such period or upon termination and the receipts and disbursements of the Trustees for such period, certified by an independent certified public accountant, (ii) any changes in the Trust Estate which they have not previously reported, and (iii) any action taken by the Trustees in the performance of their duties under this Agreement which they have not previously reported and which, in their opinion, materially affects the Trust Estate. The Trustees may submit similar reports for such interim periods during the calendar year as they deem advisable.

     5.6 Federal Income Tax Information. As soon as practicable after the close of the calendar year, the Trustees shall mail to each Beneficiary at the close of the year, a statement estimating on a unit basis the dates and amounts of all distributions made by the Trustees, depreciation allowances, if any, and such other information as is reasonably available to the Trustees which may be helpful in determining the amount of taxable income from the Trust that such Beneficiary should include in his federal income tax return for the preceding year. In addition, after receipt of a request in good faith, or in their discretion without such a request, the Trustees may furnish to any person who has been a Beneficiary at any time during the preceding year a statement containing such further information as is reasonably available to the Trustees which may be helpful in determining the amount of taxable income which such person should include in his federal income tax return.

                                   ARTICLE VI

                    POWERS OF AND LIMITATIONS ON THE TRUSTEES

     6.1 Limitations on Trustees. The Trustees shall not at any time, on behalf of the Trust or Beneficiaries, enter into or engage in any trade or business, and no part of the Trust Estate shall be used or disposed of by the Trustees in furtherance of any trade or business. Additionally, the Trustees are hereby further restricted as follows:

     (a) The Trustees shall be restricted to the holding and collection of the assets in the Trust Estate and the payment and distribution thereof for the purposes set forth in this Agreement and to the conservation and protection of the Trust estate and the administration thereof in accordance with the provisions of this Agreement.

     (b) In no event shall the Trustees receive any property, make any distribution, satisfy or discharge any claims, expenses, charges, liabilities and obligations or otherwise take any action which is inconsistent with a complete liquidation of the Corporation as that term is used and interpreted by Sections 346, 336 and 331 of the Code, regulations promulgated thereunder, and rulings, decisions and determinations of the Internal Revenue Service and courts of competent jurisdiction or any action which would jeopardize the status of the Trust as a "liquidating trust" for Federal income tax purposes within the meaning of Treasury Regulation Section 301.7701-4. This limitation shall apply irrespective of whether the conduct of any such trade or business is deemed by the Trustees to be necessary or proper for the conservation and protection of the Trust Estate.

     (c) The Trustees shall not retain cash or non-cash assets except as may be reasonably necessary to satisfy expected liabilities of the Trust.

     (d)  The Trustees shall not receive 80 percent or more of the capital stock
          of  an  unlisted  company  or  any  general  or  limited   partnership
          interests.

     6.2 Specific Powers of Trustees. Subject to the provisions of Section 6.1, the Trustees shall have the following specific powers in addition to any powers conferred upon them by any other Section or provision of this Agreement or any statutory laws of the State of Indiana, provided, however, that the enumeration of the following powers shall not be considered in any way to limit or control the power of the Trustees to act as specifically authorized by any other Section or provision of this Agreement and to act in such a manner as the Trustees may deem necessary or appropriate to conserve and protect the Trust Estate or to confer on the Beneficiaries the benefits intended to be conferred upon them by this Agreement:

     (a) To perform any and all acts necessary or desirable to carry out the purpose of the Trust, including, but not limited to, any and all acts necessary or desirable to conserve, maintain and manage the assets in the Trust Estate pending their sale or liquidation, and to engage counsel and to sue for and defend the Trust and settle or compromise claims in favor of or against the assets of the Trust Estate;

     (b) To retain sufficient cash, including if necessary a portion of the cash proceeds realized from the sale of the assets in the Trust Estate, in one or more commercial and/or saving accounts or temporarily to invest and reinvest such cash in temporary investments such as short-term certificates of deposit, provided that such deposits are deposited in a bank or savings institution which is federally insured, or Treasury bills, solely to meet the Trustees' reasonable and good faith estimate of claims and unascertained or contingent liabilities or contingent expenses (other than claims of Shareholders with respect to their Shares), which would have been payable by the Corporation, had it not dissolved, and have not been adequately provided for by the Reserve Fund or an assumption by a subsidiary of the Corporation, and to meet any and all expenses reasonably expected to be incurred in determining or contesting such claims, but not to otherwise invest or reinvest any such proceeds;

     (c) To make withdrawals from such accounts or deposits to pay such claims and expenses upon receipt of evidence reasonably satisfactory to them as to the validity thereof; (d) To determine which assets in the Trust should be sold and which assets in the Trust should be distributed in kind to the Beneficiaries;

     (e) To distribute to the Beneficiaries in accordance with section 5.3, at such times as the Trustees deem appropriate, assets not required to be retained to meet claims or expenses assumed pursuant to section 2.3 hereof;

     (f) To distribute to the Beneficiaries, at such times as the Trustee deems appropriate, the net cash proceeds from the sale of the assets in the Trust Estate or income from investments (to the extent not required to be set aside to meet claims and related expenses), and to make distributions to the Beneficiaries from time to time and upon termination of the Trust of assets not required to be retained to meet claims or expenses;

     (g)  To maintain adequate records with respect to Trust activities;

     (h) To deposit distributed assets as provided by applicable law for any Beneficiary who cannot be located;

     (i) To sell, exchange or otherwise dispose of any property at any time held or acquired hereunder at public or private sale, for cash or on terms, without the necessity of court approval or advertisement;

     (j) To register any stock, bond or other security in the name of a nominee, with or without disclosure of any fiduciary relationship, and to convey title to any real property to a nominee and to hold title to real property in the name of a nominee, with or without disclosure of any fiduciary relationship; but accurate records shall be maintained showing that such security or real property is a Trust asset;

     (k)  To vote any securities held by the Trust;
          (l) To rescind or modify any contract affecting the Trust;

     (m) To borrow money in such amounts as the Trustees deem advisable for Trust purposes;

     (n)  To  employ  agents,  auditors,   attorneys,   brokers  and  investment
          counselors and to pay them reasonable compensation;

     (o) To select an annual accounting period, to charge any expense, tax, repair or replacement either to income or principal, or apportion the same between income and principal, to apportion the sales price of any asset between income and principal, to determine in its sole discretion whether to amortize any premium or accumulate any discount on obligations purchased or sold, and to provide or fail to provide a reasonable reserve against depreciation or obsolescence for any asset which at any time is a part of the Trust Estate; and

     (p) To serve without making and filing inventory and appraisement, without filing any annual or other returns or reports to any court, and without giving bond; but the Trustee shall furnish after the end of the calendar year with reasonable promptness an annual report including a statement of receipts and disbursements to the Beneficiaries, and to render an account to each of the Beneficiaries at the time of the termination of the Trust.

                                   ARTICLE VII

                            CONCERNING THE TRUSTEES,
                       BENEFICIARIES, EMPLOYEES AND AGENTS

     7.1 Generally. The Trustees accept and undertake to discharge the trusts created by this Agreement, upon the terms and conditions hereof. The Trustees shall exercise such of the rights and powers vested in them by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. No provision of this Agreement shall be construed to relieve the Trustees from liability for their own grossly negligent action, their own grossly negligent failure to act, or their own willful misconduct, except that:

     (a) No Trustee shall be responsible for the acts or omissions of any other Trustee if done or omitted without his knowledge or consent unless it shall be proved that such Trustee was negligent in ascertaining the pertinent facts, and no successor Trustee shall be in any way responsible for the acts or omissions of any Trustees in office prior to the date on which he becomes a Trustee.

     (b) No Trustee shall be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Trustees.
     (c) In the absence of bad faith on the part of the Trustees, the Trustees may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustees and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which are specifically required to be furnished to the Trustees by any provision hereof, the Trustees shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement.

     (d) No Trustee shall be liable for any error or judgment made in good faith.

     (e) No Trustee shall be liable with respect to any action taken or omitted to be taken by him in good faith in accordance with the direction of Beneficiaries having an aggregate Beneficial Interest of more than 50% relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustees, or exercising any trust or power conferred upon the Trustees under this Agreement.

     7.2 Reliance by Trustees. Except as otherwise provided in Section 7.1:

     (a) The Trustees may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, or other paper or document believed by them to be genuine and to have been signed or presented by the proper party or parties.

     (b) The Trustees may consult with legal counsel to be selected by them, including firms of which a Trustee may be a member, and the advice or opinion of such counsel shall be full and complete personal protection to all Trustees, employees and agents of the Trust in respect of any action taken or suffered by them in good faith and in reliance on, or in accordance with, such advice or opinion.

     (c) Persons dealing with Trustees shall look only to the Trust Estate to satisfy any liability incurred by the Trustees to such person in carrying out the terms of this Trust, and the Trustees shall have no personal or individual obligation to satisfy any such liability.

     (d) As far as practicable, the Trustees shall cause any written instrument creating an obligation of the Trust to include a reference to this Agreement of Trust to provide that neither the Beneficiaries, the Trustees nor their agents shall be liable thereunder and that the other parties to such instrument shall look solely to the Trust Estate for the payment of any claim thereunder or the performance thereof; provided, however, that the omission of such provision from any such instrument shall not render the Beneficiaries, Trustees, or their agents liable nor shall the Trustees be liable to anyone for such omission.

     7.3 Liability to Third Persons. No beneficiary shall be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the Trust Estate or the affairs of this Trust; and no Trustee, employee or agent of this trust shall be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the Trust Estate of the affairs of this Trust, except for his own willful misconduct, knowingly and intentionally committed in bad faith; and all such other Persons shall look solely to the Trust Estate for satisfaction of claims of any nature arising in connection with the affairs of this Trust. The Trustees, in their discretion, shall be entitled to maintain insurance for the protection of the Trust Estate, its Beneficiaries, Trustees, employees and agents in such amount as the Trustee shall deem adequate to cover all foreseeable liability to the extent available at reasonable rates.

     7.4 Recitals. Any written instrument creating an obligation of this Trust shall be conclusively taken to have been executed or done by Trustee, employee or agent of this Trust only in his capacity as Trustee under this Agreement or in his capacity as employee or agent of the Trust. Any written instrument creating an obligation of the Trust shall refer to this Agreement and contain a recital to the effect that obligations thereunder are not personally binding upon, nor shall resort to be had to the private property of, any of the Trustees, Beneficiaries, employees or agents of the Trust, but the Trust Estate or a specific portion thereof only shall be bound, but the omission of such recital shall not operate to impose personal liability on any of the Trustee, Beneficiaries, employees or agents of the Trust.

     7.5 Indemnification. Each Trustee, employee and agent shall be indemnified out of the Trust Estate against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding by the Trust or any other person, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter by reason of his being or having been such a Trustee, employee or agent, provided that he shall not be entitled to have such indemnification in respect of any matter as to which he shall have been adjudicated to have acted in bad faith or with willful misfeasance, gross negligence, or in reckless disregard of his duties, provided that, as to any matter disposed of by a compromise payment by such trustee, employee or agent, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent counsel approved by the Trustees to the effect that if the foregoing matters had been adjudicated, such Trustee, employee or agent would not have been found to have acted in bad faith or with willful misfeasance, gross negligence, or in reckless disregard of his duties. The rights accruing to any Trustee, employee or agent under these provisions shall not exclude any other right to which he may be lawfully entitled; provided, however, that no Trustee, employee or agent may satisfy any right of indemnity or reimbursement granted herein or to which he may be otherwise entitled except out of the Trust Estate, and no Beneficiary shall be personally liable to any person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section, provided that the indemnified Trustee, employee or agent shall have given a written undertaking to repay any amount advanced to him and to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification. The Trustees may purchase such insurance as they determine, in the exercise of their discretion, adequately insures that each of the Trustees, employees and agents of the Trust shall be indemnified against any such loss, liability or damage pursuant to this Section. The rights accruing to any person by reason of the foregoing shall not be deemed to exclude any other right to which he may legally be entitled nor shall anything else contained herein restrict the right of the Trustees to indemnify or reimburse such person in any proper case even though not specifically provided for herein, nor shall anything contained herein restrict the right of any such person to contribution under applicable law.

                                  ARTICLE VIII

                 PROTECTION OF PERSONS DEALING WITH THE TRUSTEES

     8.1 Action by Trustee. All action required or permitted to be taken by the Trustees shall require the approval of each Trustee.
     8.2 Reliance on Statement by Trustees. Any person dealing with the Trustees shall be fully protected in relying upon the Trustees' certificate signed by any one or more of the Trustees that they have authority to take any action under this Trust. Any person dealing with the Trustees shall be fully protected in relying upon the Trustees' certificate setting forth the facts concerning the calling of any meeting of Beneficiaries, the giving of notice thereof, and the action taken at such meeting, including the aggregate Beneficial Interest of Beneficiaries taking such action.



                                   ARTICLE IX

                            COMPENSATION OF TRUSTEES

         9.1  Amount  of   Compensation.   In  lieu  of   commissions  or  other
compensation fixed by law for trustees, the Trustees shall receive as compensation for services hereunder $100 per hour spent in the performance of the Trustees duties hereunder.

         9.2 Expenses. Each Trustee shall be reimbursed from the Trust Estate for all expenses reasonably incurred by him in the performance of his duties in accordance with this Agreement.

         9.3 Reporting of Compensation Due and Expenses. Each Trustee shall be responsible for providing regular invoices to the Trust for his services and expenses hereunder.

                                    ARTICLE X

                         TRUSTEES AND SUCCESSOR TRUSTEES

     10.1 Number of Trustees. Subject to the provisions of Section 10.3 relating to the period ending the appointment of a successor Trustee, there shall always be at least three Trustees of this Trust, each of whom shall be a citizen and resident of, or a corporation which is incorporated under the laws of, a state of the United States and, if a corporation, it shall be authorized to act as a corporate fiduciary under the laws of the State of Indiana.

     10.2 Resignation and Removal. Any Trustee may resign and be discharged from the trusts hereby created by giving written notice thereof to the remaining Trustee or Trustees and by mailing such notice to the Beneficiaries at their respective addresses as they appear in the records of the Trustees in the event that there are no remaining Trustees. Such resignation shall become effective on the day specified in such notice or upon the appointment of such Trustee's successor and such successor's acceptance of such appointment, whichever is earlier. Any Trustee may be removed at any time, with or without cause, by Beneficiaries having an aggregate Beneficial Interest of at least two-thirds of the total Beneficial Interest.

     10.3 Appointment of Successor. Should at any time a Trustee resign or be removed, or die or become mentally incompetent (as determined by a majority of the remaining Trustees in their sole discretion) or bankrupt or insolvent, a vacancy shall be deemed to exist and a successor shall be appointed by the remaining Trustees. If such a vacancy is not filled by the remaining Trustees or Trustee within 30 days, the Beneficiaries may, pursuant to Article XII hereof, call a meeting to appoint a successor Trustee by Beneficiaries owning a majority of the Beneficial Interests represented at the meeting. Pending the appointment of a successor Trustee, the remaining Trustees then serving may take any action in the manner set forth in Section 8.1

     10.4  Acceptance  of  Appointment  by a Successor  Trustee.  Any  successor
Trustee appointed shall execute an instrument accepting such appointment hereunder and shall deliver one counterpart thereof to each of the other Trustees and, in case of a resignation, to the retiring Trustee. Thereupon, such successor Trustee shall, without any further act, become vested with all the estates, properties, rights, powers, trusts and duties of predecessor in the Trust hereunder with like effect as if originally named therein; but the retiring Trustee shall nevertheless, when requested in writing by the successor Trustee or by the remaining Trustees, execute an instrument or instruments conveying and transferring to such successor Trustee upon the trust herein expressed, all the estates, properties, rights, powers and trusts of such retiring Trustee, and shall duly assign transfer and deliver to such successor Trustee all property and money held by him hereunder.

         10.5 Bonds. Unless required by the Board of Directors of the Corporation prior to the Effective Date, or unless a bond is required by law, no bond shall be required of any original or successor Trustee hereunder. If a bond is required by law, no surety or security with respect to such bond shall be required unless required by law and such requirement cannot be waived by or with approval of the Beneficiaries or unless required by the Board of Directors of the Corporation. If a bond is required by the Board of Directors of the Corporation or by a majority vote of the Trustees, the Board of Directors of the Corporation or the Trustees, as the case may be, shall determine whether, and to what extent, a surety or security with respect to such bond shall be required.

                                   ARTICLE XI

                          CONCERNING THE BENEFICIARIES

     11.1 Limitation on Suits by Beneficiaries. No Beneficiary shall have any right by virtue of any provisions of this Agreement to institute any action or proceeding at law or in equity against any party other than the Trustees upon or under or with respect to the Trust Estate or the agreements relating to or forming part of the Trust Estate, and the Beneficiaries do hereby waive any such right, unless Beneficiaries having an aggregate Beneficial Interest of 25% shall have made written request upon the Trustees to institute such action or proceeding in their own names as Trustees hereunder and shall have offered to the Trustees reasonable indemnity against the costs and expenses to be incurred therein or thereby, and the Trustees for 30 days after their receipt of such notice, request, and offer of indemnity shall have failed to institute any such action or proceeding.

     11.2 Requirements of Undertaking. The Trustees may request any court to require, and any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against Trustees for any action taken or omitted by them as Trustees, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by any such party litigant, provided that the provisions of this Section shall not apply to any suit by the Trustee.

                                   ARTICLE XII

                            MEETING OF BENEFICIARIES

     12.1 Purpose of Meetings. A meeting of the Beneficiaries may be called at any time and from time to time pursuant to the provisions of this article for the purposes of taking any action which the terms of this Agreement permit Beneficiaries having a specified aggregate Beneficial Interest to take either acting alone or with the Trustees.

     12.2 Meeting Called by Trustees. The Trustees may at any time call a meeting of the Beneficiaries to be held at such time and such place within or outside of the State of Indiana, as the Trustees shall determine. Written notice of every meeting of the Beneficiaries shall be given by the Trustees (except as provided in Section 12.3), which written notice will set forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, and shall be mailed not more than 60 days before the date of such meeting. The notice shall be directed to the Beneficiaries at their respective addresses as they appear in the records of the Trust.

     12.3 Meeting Called on Request of Beneficiaries. Within 30 days after written request to the Trustees by Beneficiaries having an aggregate Beneficial Interest of 25% to call a meeting of all the Beneficiaries, which written request shall specify in reasonable detail the action proposed to be taken, the Trustees shall proceed under the provisions of Section 12.2 to call a meeting of the Beneficiaries. If the Trustees fail to call such a meeting within such 30-day period then such meeting may be called by Beneficiaries having an aggregate Beneficial Interest of 25% or their designated representative.

     12.4 Persons Entitled to Vote at Meeting of Beneficiaries. All Beneficiaries appearing at any meeting of the Beneficiaries shall be entitled to vote in person or by proxy. Each Beneficiary shall be entitled to vote on such propositions presented to the Beneficiaries based upon such Beneficiary's Beneficial Interest.

     12.5 Quorum. At any meeting of Beneficiaries, the presence of Beneficiaries, in person or by proxy, having an aggregate Beneficial Interest sufficient to take action on any matter for the transaction of which such meeting was called shall be necessary to constitute a quorum; but if less than a quorum be present, Beneficiaries having an aggregate Beneficial Interest of more than 50% of the aggregate Beneficial Interest of all Beneficiaries represented at the meeting may adjourn such meeting with the same effect and for all intents and purposes as though a quorum had been present. Any meeting of Beneficiaries may be adjourned from time to time and a meeting may be held at such adjourned time and place without further notice.

     12.6 Conduct of Meetings. The Trustees shall appoint the Chairman and the Secretary of the meeting. The vote upon any resolution submitted to any meeting of Beneficiaries shall be by written ballot. Two Inspectors of Votes, appointed by the Chairman of the meeting, shall count all votes cast at the meeting for or against any resolution and shall make and file with the Secretary of the meeting their verified written report.

     12.7 Record of Meeting. A record of the proceedings of each meeting of Beneficiaries shall be prepared by the Secretary of the meeting. The record shall be signed and verified by the Secretary of the meeting and shall be delivered to the Trustees to be preserved by them. Any record so signed and verified shall be conclusive evidence of all the matters therein stated.

                                  ARTICLE XIII

                                   AMENDMENTS

     13.1 Consent of Beneficiaries. At the discretion or with the consent of Beneficiaries having an aggregate Beneficial Interest of at least two thirds of the total Beneficial Interest, the Trustees shall promptly make and execute a declaration amending this Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or amendments thereto, provided, however, that no such amendment shall permit the Trustees hereunder to engage in any activity prohibited by Section 6.1 or affect the Beneficiaries' rights to receive their pro rata shares of the Trust Estate at the time of distribution.

     13.2 Notice and Effect to Amendment. Promptly after the execution by the Trustees of any such declaration of amendment, the Trustees shall give notice of the substance of such amendment to the Beneficiaries or, in lieu thereof, the Trustees may send a copy of the amendment to each Beneficiary. Upon the execution of any such declaration of amendment by the Trustees, this Agreement shall be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties, and immunities of the Trustees and the Beneficiaries under this Agreement shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modification and amendments, and all the terms and conditions of any such amendment shall be thereby deemed to be part of the terms and conditions of this Agreement for any and all purposes.

                                   ARTICLE XIV

                            MISCELLANEOUS PROVISIONS

     14.1 Filing Documents. This Agreement shall be filed or recorded in such other office or offices as the Trustees may determine to be necessary or desirable. A copy of this Agreement and all amendments thereof shall be on file in the office of each Trustee and shall be available at all times during regular business hours for inspection by any Beneficiary or his duly authorized representative. The Trustees shall file or record any amendment of this Agreement in the same place where the original Agreement is filed or recorded. The Trustees shall file or record any instrument which relates to any change in the office of Trustees in the same places where the original Agreement is filed or recorded.

     14.2 Intention of Parties to Establish Trust. this Agreement is not intended to create and shall not be interpreted as creating a corporation, association, partnership, or joint venture of any kind for purposes of federal income taxation or for any other purpose. Except as otherwise contemplated by
Section 3.3 hereof, this Agreement is intended to create a trust without transferable shares and the trust created hereunder shall be governed and construed in all respects as a trust.

     14.3 Laws as to Construction. This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana, the Trustees, and the Beneficiaries (by their vote with respect to the Plan of Complete Liquidation and Dissolution and/or their acceptance of any distributions made to them pursuant to this Agreement) consent and agree that this Agreement shall be governed by and construed in accordance with such laws.

     14.4 Severability. In the event any provision of this Agreement or the application thereof to any Person or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

     14.5 Notices. Any notice or other communication by the Trustees to any Beneficiary shall be deemed to have been sufficiently given, for all purposes, if given by being deposited, postage prepaid, in a post office or letter box addressed to such person at his address as shown in the records of the Trustees.

     14.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, this ____day of ________, 1996.



CAPITAL INDUSTRIES, INC.



------------------------------
By:  O.U. Mutz, Chairman



TRUSTEES:


------------------------------


------------------------------


------------------------------

                            CAPITAL INDUSTRIES, INC.
                PROXY CARD FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD March 6, 1996

The undersigned appoints O.U. Mutz and Paul A. Shively, or either of them, with full power of substitution, as proxies to vote all shares of COMMON STOCK held by the undersigned at the Annual Meeting of Shareholders of Capital Industries, Inc. (the "Company") to be held March 6, 1996, at 10:00 a.m., Indianapolis time, and at any adjournment thereof, on the matters outlined on the reverse.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES AND THE MATTERS LISTED ON THE OTHER SIDE OF THIS PROXY CARD. IF ANY DIRECTOR NOMINEE OR TRUSTEE NOMINEE SHOULD BE UNABLE TO SERVE, THE SHARES WILL BE VOTED FOR A SUBSTITUTE NOMINEE SELECTED BY THE BOARD OF DIRECTORS. IF ANY OTHER BUSINESS COMES BEFORE THE MEETING, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF THE ACTION RECOMMENDED BY THE BOARD OF DIRECTORS OF THE COMPANY AND, IN THE ABSENCE OF A RECOMMENDATION, IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXY HOLDERS.

IMPORTANT - This Proxy must be signed and dated on the reverse side.
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1.       ELECTION OF DIRECTORS

         [_] FOR all seven nominees listed below (except as marked to the contrary below)

         [_] WITHHOLDING AUTHORITY to vote for all nominees listed below

          O.U. Mutz, Paul A. Shively, John B. Gray, Jr., Charles E. Lanham, John
          D. Peterson, Robert H. Reynolds and J. Fred Risk. (INSTRUCTION: To withhold authority to vote for any nominee, write that nominee's name on the line below.)

         ------------------------------------------------------

2.       APPROVAL OF THE DISSOLUTION OF THE COMPANY AND THE PLAN
         FOR DISSOLUTION AND COMPLETE LIQUIDATION (THE "PLAN")

         [_] FOR approval of the Plan

         [_] AGAINST approval of the Plan

         [_] ABSTAIN

3.       ELECTION OF THE TRUSTEE NOMINEES OF THE CAPITAL INDUSTRIES
         LIQUIDATING TRUST

         [_] FOR

         [_] AGAINST

         [_] ABSTAIN

4. In their discretion, upon such other business (none of which is known to Capital Industries, Inc. as of the mailing date of this proxy) as may properly come before the meeting.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT FROM THE COMPANY, PRIOR TO THE EXECUTION OF THIS PROXY, OF NOTICE OF THE MEETING, A PROXY STATEMENT AND A FORM 10-K OF THE COMPANY(SERVING AS AN ANNUAL REPORT).

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE
ENCLOSED ENVELOPE.

Sginature ________________________ _________________________ Dated_____, 1996


NOTE: Please sign exactly and as fully as shown below. When shares are held by two or more persons, all of them should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.